Summary of Significant Accounting Policies (Notes)	12 Months Ended
Jun. 30, 2014
Accounting Policies [Abstract]
Summary of Significant Accounting Policies
Summary of Significant Accounting Policies
Basis of Presentation
The consolidated financial statements include the accounts of Cimpress N.V., its wholly owned subsidiaries, entities in which we maintain a controlling financial interest, and those entities in which we have a variable interest and are the primary beneficiary. Intercompany balances and transactions have been eliminated. Investments in entities in which we can exercise significant influence, but do not own a majority equity interest or otherwise control, are accounted for using the equity method and are included as investments in equity interests on the consolidated balance sheets.
Certain reclassifications have been made in the prior period consolidated financial statements to conform to the current presentation.
Use of Estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles ("GAAP") requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. We believe our most significant estimates are associated with the ongoing evaluation of the recoverability of our long-lived assets and goodwill, estimated useful lives of assets, advertising expense and related accruals, share-based compensation, accounting for business combinations, and income taxes and related valuation allowances, among others. By their nature, estimates are subject to an inherent degree of uncertainty. Actual results could differ from those estimates.
Cash and Cash Equivalents
We consider all highly liquid investments purchased with an original maturity of three months or less to be the equivalent of cash for the purpose of balance sheet and statement of cash flows presentation. Cash equivalents consist of depository accounts and money market funds. Cash and cash equivalents restricted for use were $823 and $1,510 as of June 30, 2014 and 2013, respectively, and are included in other assets in the accompanying consolidated balance sheets.
Marketable Securities
We determine the appropriate classification of marketable securities at the date of purchase and reevaluate the classification at each balance sheet date. Our marketable securities are classified as "available-for-sale" and carried at fair value, with the unrealized gains and losses, net of taxes if applicable, reported as a separate component of accumulated other comprehensive income (loss). We review our investments for other-than-temporary impairment whenever the fair value of the investment is less than the amortized cost and evidence indicates that the investment's carrying amount is not recoverable within a reasonable period of time. Any decline in value that is determined to be other than temporary is recognized as expense in our consolidated statement of operations in the period the impairment is identified.
Accounts Receivable
Accounts receivable includes amounts due from customers and partners. We offset gross trade accounts receivable with an allowance for doubtful accounts, which is our best estimate of the amount of probable credit losses in existing accounts receivable. Account balances are charged off against the allowance when the potential for recovery is considered remote.
Inventories
Inventories consist primarily of raw materials and are recorded at the lower of cost or market value using a first-in, first-out method. Costs to produce free products are included in cost of revenues as incurred.
Property, Plant and Equipment
Property, plant and equipment are stated at cost less accumulated depreciation and amortization. Additions and improvements that substantially extend the useful life of a particular asset are capitalized while repairs and maintenance costs are expensed as incurred. Assets that qualify for the capitalization of interest cost during their construction period are evaluated on a per project basis and, if material, the costs are capitalized. No interest costs associated with our construction projects were capitalized in fiscal 2014 or 2013 as the amounts were not material. Depreciation of plant and equipment is recorded on a straight-line basis over the estimated useful lives of the assets.
Software and Web Site Development Costs
We capitalize eligible salaries and payroll-related costs of employees who devote time to the development of websites and internal-use computer software. Capitalization begins when the preliminary project stage is complete, management with the relevant authority authorizes and commits to the funding of the software project, and it is probable that the project will be completed and the software will be used to perform the function intended. These costs are amortized on a straight-line basis over the estimated useful life of the software. As of July 1, 2012, we revised the estimated useful life of our capitalized software and website developments costs from 2 to 3 years based on an evaluation of historical trends, the period of benefit of past projects, and our current project portfolio. This change in estimated useful life increased our pre-tax income for fiscal year ended June 30, 2013 by approximately $2,718 when compared to the historical estimated useful life and could have a material impact in the future. Our basic and diluted earnings per share for fiscal 2013 increased by $0.08 due to this change in estimate. Costs associated with preliminary stage software development, repair, maintenance or the development of website content are expensed as incurred.
Amortization of previously capitalized amounts in the years ended June 30, 2014, 2013 and 2012 was $4,985, $3,118 and $6,325, respectively, resulting in accumulated amortization of $13,538 and $10,315 at June 30, 2014 and 2013, respectively.
Leases
We categorize leases at their inception as either operating or capital leases. Costs for operating leases that include incentives such as payment escalations or rent abatements are recognized on a straight-line basis over the term of the lease. Additionally, inducements received are treated as a reduction of our costs over the term of the agreement. Leasehold improvements are capitalized at cost and amortized over the shorter of their expected useful life or the life of the lease, excluding renewal periods.
Capital leases are accounted for as an acquisition of an asset and incurrence of an obligation. Assets held under capital leases are recorded at the lower of the present value of the minimum lease payments or the fair value of the leased asset at the inception of the lease, and amortized over the useful life of the asset. The corresponding capital lease obligation is recorded at the present value of the minimum lease payments at inception of the lease. For further information on our outstanding capital lease assets and obligations please refer to Note 18 Commitments and Contingencies.
For lease arrangements where we are deemed to be involved in the construction of structural improvements prior to the commencement of the lease or take some level of construction risk, we are considered the owner of the assets during the construction period. Accordingly, as the lessor incurs the construction project costs, the assets and corresponding financial obligation are recorded in our consolidated balance sheet. At June 30, 2014, $18,117 is included in property, plant and equipment, net and lease financing obligation. Once the construction is completed, if the lease meets certain “sale-leaseback” criteria, we will remove the asset and related financial obligation from the balance sheet and treat the building lease as either an operating or capital lease based on our assessment of the guidance. If upon completion of construction, the project does not meet the “sale-leaseback” criteria, the lease will be treated as a financing obligation and we will depreciate the asset over its estimated useful life for financial reporting purposes.
Intangible Assets
We capitalize the costs of purchasing patents from unrelated third parties and amortize these costs over the estimated useful life of the patent. The costs related to patent applications, pursuing others who we believe infringe on our patents, and defending against patent-infringement claims are expensed as incurred.

We record acquired intangible assets at fair value on the date of acquisition and amortize such assets using the straight-line method over the expected useful life of the asset, unless another amortization method is deemed to be more appropriate. We evaluate the remaining useful life of intangible assets on a periodic basis to determine whether events and circumstances warrant a revision to the remaining useful life. If the estimate of an intangible asset’s remaining useful life is changed, we amortize the remaining carrying value of the intangible asset prospectively over the revised remaining useful life.
Long-Lived Assets
Long-lived assets with a definite life are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets might not be recoverable. Conditions that would necessitate an impairment assessment include a significant decline in the observable market value of an asset, a significant change in the extent or manner in which an asset is used, or any other significant adverse change that would indicate that the carrying amount of an asset or group of assets may not be recoverable.
For long-lived assets used in operations, impairment losses are only recorded if the asset’s carrying amount is not recoverable through its undiscounted, probability-weighted future cash flows. We measure the impairment loss based on the difference between the carrying amount and estimated fair value. Long-lived assets are considered held for sale when certain criteria are met, including when management has committed to a plan to sell the asset, the asset is available for sale in its immediate condition, and the sale is probable within one year of the reporting date. Assets held for sale are reported at the lower of cost or fair value less costs to sell. We did not have any assets held for sale at June 30, 2014 or 2013.
No impairment charges were recorded for the fiscal years ended June 30, 2014, 2013 or 2012.
Business Combinations
We recognize the assets and liabilities assumed in business combinations on the basis of their fair values at the date of acquisition. We assess the fair value of assets, including intangible assets, using a variety of methods and each asset is measured at fair value from the perspective of a market participant. The method used to estimate the fair values of intangible assets incorporates significant assumptions regarding the estimates a market participant would make in order to evaluate an asset, including a market participant’s use of the asset and the appropriate discount rates for a market participant. Assets recorded from the perspective of a market participant that are determined to not have economic use for us are expensed immediately. Any excess purchase price over the fair value of the net tangible and intangible assets acquired is allocated to goodwill. Transaction costs and restructuring costs associated with a business combination are expensed as incurred.
The consideration for our acquisitions often includes future payments that are contingent upon the occurrence of a particular event. For acquisitions that qualify as business combinations, we record an obligation for such contingent payments at fair value on the acquisition date. We estimate the fair value of contingent consideration obligations through valuation models that incorporate probability adjusted assumptions related to the achievement of the milestones and thus likelihood of making related payments. We revalue these contingent consideration obligations each reporting period. Changes in the fair value of our contingent consideration obligations are recognized within general and administrative expense in our consolidated statements of operations.
Goodwill
The evaluation of goodwill for impairment is performed at a level referred to as a reporting unit. A reporting unit is either the “operating segment level” or one level below, which is referred to as a “component.” The level at which the impairment test is performed requires an assessment as to whether the operations below the operating segment should be aggregated as one reporting unit due to their similarity or reviewed individually. Goodwill is evaluated for impairment on an annual basis during the fiscal third quarter or more frequently when an event occurs or circumstances change that indicate that the carrying value may not be recoverable. Goodwill is considered to be impaired when the carrying amount of a reporting unit exceeds its estimated fair value.

We have the option to first assess qualitative factors to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying value. If the results of this analysis indicate that the fair value of a reporting unit is less than its carrying value, the quantitative impairment test is required; otherwise, no further assessment is necessary. To perform the quantitative approach, we estimate the fair value of our reporting units using a discounted cash flow methodology. If the carrying value of the net assets assigned to the reporting unit exceeds the fair value of the reporting unit, then a second step of the impairment test is performed in order to determine the implied fair value of our reporting unit’s goodwill. If the carrying value of a reporting unit’s goodwill exceeds its implied fair value, then we would record an impairment loss equal to the difference.
In fiscal 2014, we performed the qualitative assessment as of January 1, 2014 and determined that there is no indication that the carrying value of any of our reporting units exceeds its fair value. There have been no indications of impairment that would require an updated analysis as of June 30, 2014.
Debt Issuance Costs

Expenses associated with the issuance of debt instruments are capitalized and are amortized over the terms of the respective financing arrangement using the effective interest method, or on a straight-line basis through the maturity date for our revolving credit facility. During the years ended June 30, 2014 and 2013, we capitalized debt issuance costs related to our credit facility arrangements of $1,319 and $1,887, respectively. Amortization of these costs is included in interest income (expense), net in the consolidated statements of operations and amounted to $765, $556 and $206, for the years ended June 30, 2014, 2013 and 2012, respectively. Unamortized debt issuance costs were $2,334 and $2,963 as of June 30, 2014 and 2013, respectively. When we make changes to our credit facility, we re-evaluate the capitalization of these costs which could result in the immediate recognition of any unamortized debt issuance costs in our statement of operations.

Investments in Equity Interests

We record our share of the results of investments in equity interests and any related amortization, within loss in equity interests on the consolidated statements of operations. We review our investments for other-than-temporary impairment whenever events or changes in business circumstances indicate that the carrying value of the investment may not be fully recoverable. Investments identified as having an indication of impairment are subject to further analysis to determine if the impairment is other-than-temporary and this analysis requires estimating the fair value of the investment, which involves considering factors such as comparable valuations of public companies similar to the entity in which we have an equity investment, current economic and market conditions, the operating performance of the entities including current earnings trends and forecasted cash flows, and other entity and industry specific information.
Derivative Financial Instruments

We record all derivatives on the consolidated balance sheet at fair value. The accounting for changes in the fair value of derivatives depends on the intended use of the derivative, whether we have elected to designate a derivative as being a hedging relationship, and whether the hedging relationship has satisfied the criteria necessary to apply hedge accounting. Derivatives designated and qualifying as a hedge of the exposure to changes in the fair value of an asset, liability or firm commitment attributable to a particular risk are considered fair value hedges. Derivatives designated and qualifying as hedges of the exposure to variability in expected future cash flows, or other types of forecasted transactions, are considered cash flow hedges. Hedge accounting generally provides for the matching of the timing of gain or loss recognition on the hedging instrument with the recognition of the changes in the fair value of the hedged asset or liability that are attributable to the hedged risk in a fair value hedge or the earnings effect of the hedged forecasted transaction in a cash flow hedge. We also enter into derivative contracts that are intended to economically hedge certain of our risks, even though we may not elect to apply hedge accounting or the instrument may not qualify for hedge accounting. The changes in the fair value of derivatives not designated as being in hedging relationships are recorded directly in earnings as a component of other income (expense), net. In accordance with the fair value measurement guidance, our accounting policy is to measure the credit risk of our derivative financial instruments that are subject to master netting agreements on a net basis by counterparty portfolio. We execute our derivative instruments with financial institutions that we judge to be credit-worthy, defined as institutions that hold an investment grade credit rating.

Restructuring

Restructuring costs are recorded in connection with initiatives designed to improve efficiency or enhance competitiveness. Restructuring initiatives require us to make estimates in several areas, including expenses for severance and other employee separation costs and our ability to generate sublease income to enable us to terminate lease obligations at the estimated amounts. One-time termination benefits are expensed at the date we notify the employee, unless the employee must provide future service beyond the statutory minimum retention period, in which case the benefits are expensed ratably over the future service period. Liabilities for costs associated with an exit or disposal activity are recognized when the liability is incurred, as opposed to when management commits to an exit plan, and are measured at fair value. Restructuring costs are included as a component of each related operating expense within our consolidated statement of operations.
Shareholders’ Equity
Comprehensive Income
Comprehensive income is defined as the change in equity of a business enterprise during a period from transactions and other events and circumstances from non-owner sources. Comprehensive income (loss) is composed of net income, unrealized gains and losses on marketable securities and derivatives, unrealized loss on pension benefit obligation, and cumulative foreign currency translation adjustments, which are included in the accompanying consolidated statements of comprehensive income.
Treasury Shares
Treasury shares are accounted for using the cost method and are included as a component of shareholders' equity. We reissue treasury shares as part of our share-based compensation programs, and upon issuance we determine the cost using the average cost method. Effective January 28, 2013, 5,869,662 of our ordinary shares issued and held in our treasury account were canceled and have become authorized but unissued ordinary shares, as authorized by our shareholders on November 8, 2012. These canceled shares represent the remaining balance as of November 8, 2012 of the ordinary shares that were held in treasury at the date of the redomiciliation of our publicly traded parent company from Bermuda to the Netherlands in August 2009. The cancellation of the treasury shares resulted in a reduction of additional paid in capital and retained earnings for the year ended June 30, 2013.
Revenue Recognition
We generate revenue primarily from the sale and shipping of customized manufactured products, as well as providing digital services, website design and hosting, email marketing services, order referral fees and other third party offerings. We recognize revenue arising from sales of products and services when it is realized or realizable and earned. We consider revenue realized or realizable and earned when it has persuasive evidence of an arrangement, the product has been shipped or service rendered with no significant post-delivery obligations on our part, the net sales price is fixed or determinable and collectability is reasonably assured. For subscription services we recognize revenue for the fees charged to customers ratably over the term of the service arrangement. Revenue is recognized net of discounts we offer to our customers as part of advertising campaigns. Revenues from sales of prepaid orders on our websites are deferred until shipment of fulfilled orders or until the prepaid service has been rendered.

For arrangements with multiple deliverables, we allocate revenue to each deliverable if the delivered item(s) has value to the customer on a standalone basis and, if the arrangement includes a general right of return relative to the delivered item, delivery or performance of the undelivered item(s) is considered probable and substantially within our control. The fair value of the selling price for a deliverable is determined using a hierarchy of (1) Company specific objective and reliable evidence, then (2) third-party evidence, then (3) best estimate of selling price. We allocate any arrangement fee to each of the elements based on their relative selling prices.
Shipping, handling and processing costs billed to customers are included in revenue and the related costs are included in cost of revenue at the time of shipment or rendering of service. Sales and purchases in jurisdictions which are subject to indirect taxes, such as value added tax (“VAT”), are recorded net of tax collected and paid as we act as an agent for the government.
We sell vouchers through discount voucher websites which do not have an expiration date. Upon issuance of the voucher, a liability is established for its cash value. We relieve the liability and recognize revenue on a gross basis, as we are the primary obligor, when redeemed items are shipped. Over time, some portion of these vouchers is not redeemed and if there is not a legal obligation to remit the unredeemed voucher to the relevant jurisdiction, an estimated redemption factor may be applied. We are in the process of evaluating historical data in order to determine the portion of discount vouchers that will not be redeemed based on our customer redemption patterns. However, we currently have not established sufficient history and the unredeemed coupons remain in deferred revenue.
A reserve for sales returns or replacements and allowances is recorded based on historical experience or specific identification of an event necessitating a reserve.
Advertising Expense
Advertising costs are expensed as incurred and included in marketing and selling expense. Advertising expense for the years ended June 30, 2014, 2013 and 2012 was $267,655, $287,167 and $252,812, respectively, which consisted of external costs related to customer acquisition and retention marketing campaigns.
Research and Development Expense
Research and development costs are expensed as incurred and included in technology and development expense. Research and development expense for the years ended June 30, 2014, 2013 and 2012 was $26,423, $24,690 and $19,707, respectively, which consisted of costs related to enhancing our manufacturing engineering and technology capabilities.
Income Taxes
As part of the process of preparing our consolidated financial statements, we estimate our income taxes in each of the jurisdictions in which we operate. This process involves estimating our current tax expense and assessing temporary and permanent differences resulting from differing treatment of items for tax and financial reporting purposes. We recognize deferred tax assets and liabilities for the temporary differences using the enacted tax rates and laws that will be in effect when we expect temporary differences to reverse. We assess the ability to realize our deferred tax assets based upon the weight of available evidence both positive and negative. To the extent we believe that it is more likely than not that that some portion or all of the deferred tax assets will not be realized, we establish a valuation allowance. In the event that actual results differ from our estimates or we adjust our estimates in the future, we may need to increase or decrease income tax expense, which could have a material impact on our financial position and results of operations.
We recognize the tax benefit from an uncertain tax position only if it is more likely than not that the tax position will be sustained upon examination by the taxing authorities, based on the technical merits of the tax position. The tax benefits recognized in our financial statements from such positions are measured on the largest benefit that has a greater than 50% likelihood of being realized upon ultimate resolution. The unrecognized tax benefits will reduce our effective tax rate if recognized. Interest and, if applicable, penalties related to unrecognized tax benefits are recorded in the provision for income taxes.
Foreign Currency Translation
Our non-U.S. dollar functional currency subsidiaries translate their assets and liabilities denominated in their functional currency to U.S. dollars at current rates of exchange in effect at the balance sheet date, and revenues and expenses are translated at average rates prevailing throughout the period. The resulting gains and losses from translation are included as a component of accumulated other comprehensive income (loss). Transaction gains and losses and remeasurement of assets and liabilities denominated in currencies other than an entity’s functional currency are included in other income (expense), net in our statement of operations. The following table summarizes the components of other income (expense), net:

	Year Ended June 30,
	2014	2013	2012
(Losses) gains on derivative instruments	$(7,473)	$29	$—
Currency related (losses) and gains, net	(1,476)	(92)	2,350
Loss on disposal of Namex	(12,681)	—	—
Total other income (expense), net	$(21,630)	$(63)	$2,350

Net Income Per Share Attributable to Cimpress N.V.
Basic net income per share attributable to Cimpress N.V. is computed by dividing net income attributable to Cimpress N.V. by the weighted-average number of ordinary shares outstanding for the respective period. Diluted net income per share attributable to Cimpress N.V. gives effect to all potentially dilutive securities, including share options, restricted share units (“RSUs”) and restricted share awards ("RSAs"), if the effect of the securities is dilutive using the treasury stock method. Awards with performance or market conditions are included using the treasury stock method only if the conditions would have been met as of the end of the reporting period and their effect is dilutive.
The following table sets forth the reconciliation of the weighted-average number of ordinary shares:

	Year Ended June 30,
	2014	2013	2012
Weighted average shares outstanding, basic	32,873,234	33,209,172	37,813,504
Weighted average shares issuable upon exercise/vesting of outstanding share options/RSUs/RSAs	1,366,675	1,262,832	1,139,675
Shares used in computing diluted net income per share attributable to Cimpress N.V.	34,239,909	34,472,004	38,953,179
Weighted average anti-dilutive shares excluded from diluted net income per share attributable to Cimpress N.V.	953,100	1,740,542	1,495,858

Compensation Expense
Share-Based Compensation
Compensation expense for all share-based awards expected to vest is measured at fair value on the date of grant and recognized over the requisite service period. The fair value of share options is determined using the Black-Scholes valuation model, or lattice model for share options with a market condition or subsidiary share options, and the fair value of RSUs and RSAs is determined based on the number of shares granted and the quoted price of our ordinary shares on the date of the grant. Such value is recognized ratably as expense over the requisite service period, or on an accelerated method for awards with a performance or market condition, net of estimated forfeitures. For awards that are ultimately settable in cash, we treat as liability awards and mark the award to market each reporting period recognizing any gain or loss in our statement of operations. The estimation of share awards that will ultimately vest requires judgment, and to the extent actual results or updated estimates differ from our current estimates, such amounts will be recorded as a cumulative adjustment in the period estimates are revised. We consider many factors when estimating expected forfeitures, including types of awards, employee class, and historical experience. For awards with a performance condition vesting feature, compensation cost is recorded if it is probable that the performance condition will be achieved.

Sabbatical Leave

Compensation expense associated with a sabbatical leave, or other similar benefit arrangements, is accrued over the requisite service period during which an employee earns the benefit, net of estimated forfeitures, and is included in other liabilities on our consolidated balance sheets.
Concentrations of Credit Risk
We monitor the creditworthiness of our customers to which we grant credit terms in the normal course of business. We had one channel partner that represented 24% and 35% of our total accounts receivable as of June 30, 2014 and 2013, respectively. We do not have any customers that accounted for greater than 10% of our revenue for the fiscal years ended June 30, 2014, 2013 or 2012.
We maintain an allowance for doubtful accounts for potential credit losses based upon specific customer accounts and historical trends, and such losses to date in the aggregate have not materially exceeded our expectations.
Recently Issued or Adopted Accounting Pronouncements
In May 2014, the Financial Accounting Standards Board issued Accounting Standards Update No. 2014-09,"Revenue from Contracts with Customers," (ASU 2014-09) which requires an entity to recognize the amount of revenue to which it expects to be entitled for the transfer of promised goods or services to customers. This guidance will replace most existing revenue recognition guidance in U.S. GAAP when it becomes effective. The new standard is effective for us on July 1, 2017 and early application is not permitted. The standard permits the use of either the retrospective or cumulative effect transition method. We are evaluating the effect that ASU 2014-09 will have on our consolidated financial statements.